SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 14, 2004


                       INKINE PHARMACEUTICAL COMPANY, INC.
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             (Exact name of Registrant as specified in its charter)


                                    NEW YORK
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         (State or other jurisdiction of incorporation or organization)


         0-24972                                        13-3754005
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(Commission File Number)                 (I.R.S. Employer Identification Number)


                            1787 SENTRY PARKWAY WEST
                             BUILDING 18, SUITE 440
                          BLUE BELL, PENNSYLVANIA 19422
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               (Address of principal executive offices) (Zip Code)


                                 (212) 283-6850
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

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ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On March 14, 2004, InKine Pharmaceutical Company, Inc. issued a press release that is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.           EXHIBITS.

         99.1     Press release dated March 14, 2004.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    INKINE PHARMACEUTICAL COMPANY, INC.


Dated:   March 15, 2004             By: /s/ Robert F. Apple
                                        ---------------------------------------
                                        Robert F. Apple
                                        Chief Operating and Financial Officer


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EXHIBIT INDEX
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         99.1     Press release dated March 14, 2004.